Exhibit 99.1

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Settlement Agreement” or the “2008 Settlement Agreement”) resolves pending litigation and other disputed matters between, on the one hand, Constellation Energy Group, Inc. (“CEG”), Baltimore Gas and Electric Company (“BGE”), and Calvert Cliffs Nuclear Power Plant, Inc. (“CCNPP”) (collectively, the “Company”) and, on the other hand, the State of Maryland, the Public Service Commission of Maryland (“PSC”), and the State officials who have been named in their official capacity as Defendants in pending litigation identified below (collectively, the “State”).  Specifically, this Agreement provides for the settlement and release of all claims by and against all parties in Baltimore Gas and Electric Company, et al. v. Michael E. Busch, et al., Case Number 1:08—CV—00565—AMD, filed in the United States District Court for the District of Maryland (the “Federal Action”) and in State of Maryland v. Constellation Energy Group, Inc., et al., Case Number 24C08001529, filed in the Circuit Court for Baltimore City, Maryland (the “State Action”; jointly, the “Pending Litigation”) and sets forth certain agreements between the Company and the State on certain other matters.  All parties acknowledge and agree that the terms of this Settlement Agreement are subject to the enactment of legislation as contemplated herein, and fulfillment of the other terms and conditions contemplated hereby.  Subject to the foregoing, the parties agree to the following:

1.                                       Calvert Cliffs decommissioning

Except as set forth in the Required Legislation (as hereinafter defined), Baltimore Gas and Electric Company (“BGE”) ratepayers shall no longer bear any financial obligation with regard to the decommissioning of Calvert Cliffs Nuclear Power Plant Units 1 and 2 and related facilities.  In accordance with Senate Bill 1, BGE will continue to collect $18,661,980 annually from all customers through December 31, 2016 and will credit $18,661,980 annually to all residential ratepayers through December 31, 2016.  Other than the foregoing, all responsibility for the appropriate funding and oversight of the funding for the nuclear decommissioning of the Calvert Cliffs facility shall be borne by the Company and determined exclusively in accordance with federal law and the requirements promulgated by the U.S. Nuclear Regulatory Commission.

2.                                       BGE Electric Rate Credit

a.     BGE shall credit to its Maryland residential electric customers a total of $187 million in the form of a one-time bill credit to residential customers — expected to be distributed no later than December 31, 2008, subject to passage of legislation required in Section 6 of this Settlement Agreement.

b.     The credit shall be paid in an equal amount per BGE residential electric customer.

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3.                                       POLR Margin

a.               As provided in the CN 8908 Phase I Settlement Agreement, BGE collection of the residential Provider of Last Resort (“POLR”) margin shall resume and continue from June 1, 2008 through May 31, 2010, without rebate to residential customers.

b.              Effective June 1, 2010 through December 31, 2016, the POLR margin to residential customers shall be suspended.

4.                                       Resolution of Ongoing Proceedings

In negotiating this Agreement, the parties have discussed, considered and addressed the Pending Litigation and issues relating to the 1999 Settlement and the relationship among BGE, CEG and other affiliates of CEG.  As part of this Settlement Agreement, the PSC shall close the ongoing proceedings and investigations in Case Nos. 9137 and 9099.  In addition, the Required Legislation shall, upon enactment, eliminate the Commission’s obligation to prepare final reports specific to BGE, CEG and/or any affiliate(s) of CEG or the 1999 Settlement Agreement.  The parties also acknowledge that all cases and investigations relating to the terms or performance of the 1999 Settlement by BGE, CEG or their respective affiliates are satisfied and fully released as a result of the 2008 Settlement Agreement.

5.                                       Securitization Fees

In the Circuit Court for Baltimore City are currently pending two petitions for judicial review filed by BGE (Case No. 24-C-07-010043/AA) and RSB BondCo LLC (Case No. 24-C-08-000690/AA) challenging the December 14, 2007 Letter Order of the PSC rejecting BGE’s request to recover $4.1 million in legal and financial advisor fees related to the issuance of Rate Stabilization Bonds.  BGE, on its own behalf and as Servicer and Administrator for RSB BondCo LLC, and the PSC agree to request remand of the actions for judicial review to the PSC in order for the PSC to modify its prior order so as to allow recovery of the $4.1 million through an adjustment to the Financing Credit under Commission Order No. 81182.  The modification to the Financing Credit will be made at the time of the next semi-annual true-up of the Financing Credit.  The $4.1 million will be recovered over a period of one year.

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6.                                       Legislation

As a condition precedent to the terms expressed in the other sections of this Settlement Agreement, Sections 6-101 and 6-105 of the Public Utility Companies Article and Senate Bill 1 and Senate Bill 400 shall each be amended and enacted exactly as set forth in Exhibit A (excepting bill format) to this Settlement Agreement (the “Required Legislation”).  In addition, no legislation shall have been enacted in the 2008 General Assembly session which is inconsistent with the terms and conditions of this Settlement Agreement, including the proposed legislation identified on Exhibit B to this Settlement Agreement.  Each of the parties hereto agrees that they shall ask the General Assembly to pass the legislation contained in Exhibit A to this Settlement Agreement.

7.                                       Stay of Pending Litigation Followed by Dismissals

The parties to the Pending Litigation shall file consent motions to stay the Pending Litigation until such time as all of the Required Legislation is enacted and all other actions, including but not limited to any necessary PSC actions, are completed in order to fulfill the terms of this Settlement Agreement, or until June 30, 2008, if such legislation and other necessary actions are not enacted and completed by such date.

Upon enactment of the Required Legislation and satisfaction of all conditions precedent in this Settlement Agreement, the parties and their affiliates, successors, assigns, attorneys, representatives, agents, directors, officers, employees and agents shall fully and mutually be released (collectively, the “Released Parties”) from any and all claims relating to the 1999 Settlement Agreement that have been or could have been brought by or against any Released Party through and up to the date of this Settlement Agreement, including all claims that were or could have been brought in the Pending Litigation.

The parties hereby acknowledge (i) that all pending cases and investigations relating to the terms and implementation of the 1999 Settlement Agreement by BGE, CEG or their respective affiliates are satisfied and fully released as a result of this Settlement Agreement and (ii) that the terms of the 1999 Settlement Agreement and this 2008 Settlement Agreement collectively are final and binding subject only to the provisions of the Required Legislation.

The parties agree that they will seek jointly a stipulated judgment, in the form attached as Exhibit C, in the Federal Action, and will submit a stipulated dismissal with prejudice in the State Action.

Nothing in this paragraph shall be construed to limit the PSC’s regulatory authority with regard to the regulation of the Maryland electricity markets, customer choice, standard offer service, rates, rate design, or codes of conduct.

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8.                                       BGE Electric Distribution Rate Cases

a.     The parties agree that the next BGE electric distribution rate case will occur such that any new rates would not be effective prior to October 1, 2009, and any increase awarded in this filing to the BGE electric distribution revenue made effective on or subsequent to October 1, 2009 would be capped  at 5%.  However, to the extent that changes to: (1) applicable laws or regulations and/or (2) orders implementing new standards are made that in either case would materially increase distribution costs of service prior to October 1, 2009, BGE may file with the Commission to collect such increased costs of service, and such a filing shall not be considered to violate this settlement.  The Commission may permit recovery in the rate case contemplated by this paragraph (a) of an increase in excess of 5% to the extent such increase is in the public interest.

b.     BGE agrees that any additional electric distribution rate cases filed subsequent to the one provided for in Section 8(a) of this Settlement Agreement would not be filed prior to August 1, 2010 and such rate cases shall not be subject to Section 8(a).

c.     The foregoing will not cover gas rates, electric riders, FERC-approved transmission rates, SOS generation rates or tax increases.

d.     The Required Legislation will include legislation authorizing BGE to implement, from June 1, 2008 until new base rates become effective pursuant to the next electric distribution rate case, the depreciation accrual methodology (covering electric and gas) recommended by the PSC Staff in Case No. 9096, as further set forth on Schedule A.  This legislation will not affect the outcome of Case No. 9096, which remains pending, nor prejudice BGE’s right to seek changes to these accruals, including but not limited to changes to the treatment of third party reimbursements, with such changes, if approved, to become effective in a future base rate case.

9.                                       BGE Governance

a.               CEG will cause the election of two new directors who meet the standards for independence set forth in the New York Stock Exchange Listing Standards, and who are neither employees nor directors of CEG or any CEG affiliate, to the BGE Board of Directors within six months after execution of the 2008 Settlement Agreement.

b.              The BGE Board will hold quarterly in-person meetings.

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10.                                 Calvert Cliffs 3 Development

CEG will prioritize the development of a new nuclear plant at Calvert Cliffs over the development of a nuclear facility at any other site it controls, provided that all things are equal, including, but not limited to, regulatory approvals and acceptable financing.

11.                                 Settlement Agreement

The parties agree to take all actions necessary to implement the terms of the 2008 Settlement Agreement and agree not to take any actions that are contrary to the 2008 Settlement Agreement and its implementation.

12.                                 Choice of Law and Choice of Forum

This Settlement Agreement shall be deemed to be executed in the State of Maryland and subject to and construed in accordance with the laws of Maryland, without regard to its rules regarding conflict of law.

13.                                 No Admission of Liability

This Settlement Agreement is the result of compromise and accord and shall not be considered an admission of liability or responsibility by any party.

14.                                 Binding Nature

This Settlement Agreement shall be binding upon the parties, their successors, assigns, and any other persons claiming the right of any of the parties.

15.                                 Amendment

This Settlement Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party.

16.                                 No Waiver

No party’s failure to assert any rights or remedies available to it under this Settlement Agreement shall be considered a waiver of such right or remedy or any other right or remedy unless such waiver is contained in a writing signed by the party alleged to have waived its right or remedy.

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17.                                 No Third Party Beneficiary

The terms and provisions of this Settlement Agreement are intended solely for the benefit of the parties and their respective affiliates, successors, assigns, representatives, directors, officers, employees, agents and attorneys, and it is not the intention of the parties to confer third-party beneficiary rights, and this Settlement Agreement does not confer any such rights, upon any other person.

18.                                 Construction

The parties agree that this Settlement Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof.  Accordingly, ambiguities in this Settlement Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction and shall not be construed against the drafter.  The provisions of this Settlement Agreement are interdependent and not severable.

19.                                 Counterpart Execution

This Settlement Agreement may be executed in two or more parts, and all counterparts shall constitute one and the same instrument.

20.                                 Entire Agreement

This Settlement Agreement constitutes the entire agreement of the parties.  There is no other settlement agreement, written or oral, express or implied, between or among the parties except for this Settlement Agreement.  No other promises or representations have been made other than as expressed herein, and in executing this Settlement Agreement, the parties have not relied on any promise or representation other than as expressed herein.  The terms of this provision are contractual and not a mere recital.

IN WITNESS WHEREOF, on this 27th day of March 2008, the undersigned hereby execute this Settlement Agreement.

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CONSTELLATION ENERGY GROUP, INC.

By:	/s/ John R. Collins
	Name:	John R. Collins
	Title:	Executive Vice President

BALTIMORE GAS AND ELECTRIC COMPANY

By:	/s/ Thomas F. Brady
	Name:	Thomas F. Brady
	Title:	Chairman

CALVERT CLIFFS NUCLEAR POWER PLANT, INC.

By:	/s/ Charles A. Berardesco
	Name:	Charles A. Berardesco
	Title:	Secretary

MICHAEL BUSCH, SOLELY IN HIS OFFICIAL CAPACITY AS SPEAKER OF THE

MARYLAND HOUSE OF DELEGATES

/s/ Michael Busch

THOMAS V. MIKE MILLER, JR., SOLELY IN HIS OFFICIAL CAPACITY AS

PRESIDENT OF THE MARYLAND SENATE

/s/ Thomas V. Mike Miller, Jr.

MARTIN J. O’MALLEY, SOLELY IN HIS OFFICIAL CAPACITY AS GOVERNOR

OF THE STATE OF MARYLAND

/s/ Martin J. O’Malley

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STEPHEN B. LARSEN, SOLELY IN HIS OFFICIAL CAPACITY AS CHAIRMAN OF

THE MARYLAND PUBLIC SERVICE COMMISSION

/s/ Stephen B. Larsen

HAROLD D. WILLIAMS, SOLELY IN HIS OFFICIAL CAPACITY AS MARYLAND

PUBLIC SERVICE COMMISSIONER

/s/ Harold D. Williams

ALLEN M. FREIFELD, SOLELY IN HIS OFFICIAL CAPACITY AS MARYLAND

PUBLIC SERVICE COMMISSIONER

/s/ Allen M. Freifeld

SUSANNE BROGAN, SOLELY IN HER OFFICIAL CAPACITY AS MARYLAND

PUBLIC SERVICE COMMISSIONER

/s/ Susanne Brogan

LAWRENCE BRENNER, SOLELY IN HIS OFFICIAL CAPACITY AS MARYLAND

PUBLIC SERVICE COMMISSIONER

/s/ Lawrence Brenner

THE STATE OF MARYLAND

By:	/s/ Douglas F. Gansler
Douglas F. Gansler
Attorney General of Maryland

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EXHIBIT A

(to be offered in the

House Economic Matters and Senate Finance Committees)

AMENDMENT TO HOUSE BILL NO. 1600 AND SENATE BILL NO. 997

 (First Reading File Bill)

Amendment No. 1

Strike pages 1 through 4 in their entirety and replace them with the following:

A BILL ENTITLED

AN ACT concerning

Public Service Commission — Nuclear Decommissioning, Electric Industry Restructuring

and Acquisition Financing Approvals

                                                FOR the purpose of clarifying certain provisions relating to the Commission’s review of the acquisition of stock of certain public service companies; clarifying certain provisions regarding the manner in which certain persons may acquire gas and electric companies with the approval of the Public Service Commission; clarifying the process the Commission will follow in reviewing certain acquisitions; authorizing the Commission to issue subpoenas for certain purposes; defining certain terms; altering the terms of certain credits and charges by a certain public service company; repealing the requirement that the Public Service Commission conduct certain hearings and provide certain rate mitigations; directing the Commission to review its regulations on ring fencing and the code of conduct for certain public service companies; providing for an effective date; and generally relating to the regulation of public service companies by the Public Service Commission.

BY repealing and reenacting, with amendments,

                                                Article — Public Utility Companies

                                                Section 3-109, 6-101(c) and 6-105.

                                                Annotated Code of Maryland

                                                (1998 Volume and 2007 Supplement)

BY repealing,

                                                Chapter 5 of the Acts of the General Assembly of the Special Session of 2006, as amended by Chapter 549 of the Acts of the General Assembly of 2007

                                                Section 5

BY repealing and reenacting, with amendments,

                                                Chapter 549 of the Acts of the General Assembly of 2007

                                                Section 2

BY repealing and reenacting, with amendments,

                                                Chapter 5 of the Acts of the General Assembly of the Special Session of 2006

                                                Section 6

SECTION 1.  BE IT ENACTED BY THE GENERAL ASSEMBLY OF MARYLAND, That the Laws of Maryland read as follows:

Article — Public Utility Companies

3-109.

(a)           On the request of a party to a proceeding in which a hearing is requested or held, the Commission shall issue subpoenas to compel the attendance and testimony of witnesses and the production of documents at a hearing or deposition to be taken by the party.

(b)           On its own motion, the commission may issue a subpoena to compel the attendance and testimony of witnesses and the production of documents at a hearing or deposition to be taken by the Commission.

(c)           A subpoena shall be signed and issued by a commissioner or the Executive Secretary of the Commission.

(D)          (1) THE COMMISSION IS GRANTED THE FULL AUTHORITY SET FORTH IN 42 UNITED STATES CODE § 16453(A) THROUGH (C), AS IT MAY BE AMENDED, AS IF SET FORTH IN THIS ARTICLE.

(2)  NOTHING IN THE GRANT OF AUTHORITY UNDER PARAGRAPH (1) OF THIS SUBSECTION MAY BE CONSTRUED TO PREEMPT OR LIMIT ANY EXISTING AUTHORITY OF THE COMMISSION UNDER THIS ARTICLE.

(3)  IN ADDITION TO ANY JURISDICTION GRANTED UNDER FEDERAL LAW TO ENFORCE THE PROVISIONS OF 42 UNITED STATES CODE § 16453, THE CIRCUIT COURTS OF MARYLAND SHALL HAVE JURISDICTION TO ENFORCE COMPLIANCE WITH THIS SUBSECTION.

6-101.

                (c)           (1)           This subsection does not apply to the formation of a holding company by a public service company in a corporate reorganization that involves an exchange of stock of the public service company for stock in the holding company.

                                (2)           In this subsection, a company controlling a public service company is deemed a public service company of the same class as the controlled public service company.

                                (3)           Without prior authorization of the Commission, a public service company may not take, hold, or acquire any part of the capital stock of a public service company that:

                                                (i)            operates in Maryland; and

                                                (ii)           is of the same class as the acquiring company.

                                (4)           (i)            Except as provided in subparagraph (ii) of this paragraph, a stock corporation may not take, hold, or acquire more than 10% of the total capital stock of a public service company that operates in Maryland unless:

                                                                1.             the stock is acquired as collateral security; and

                                                                2.             the Commission approves the acquisition.

                                                (ii)           The Commission may authorize a public service company of the same class to take, hold, or acquire more than 10% of the total capital stock of a public service company that operates in Maryland.

                                (5)           A public service company may not be a party to a violation of this subsection.

                                (6)           NOTWITHSTANDING THE PROVISIONS OF PARAGRAPH (2) OF THIS SUBSECTION, THE PROVISIONS OF SECTION 6-105 OF THIS ARTICLE SHALL APPLY AND THE PROVISIONS OF THIS SUBSECTION (C) SHALL NOT APPLY, TO THE ACQUISITION, OWNERSHIP OR DISPOSITION OF ANY CAPITAL STOCK OR VOTING SECURITIES OF A COMPANY THAT CONTROLS, DIRECTLY OR INDIRECTLY, A PUBLIC SERVICE COMPANY THAT IS A GAS AND ELECTRIC COMPANY.

                                (7)           NOTWITHSTANDING ANY OTHER PROVISION OF THIS SUBSECTION, THE COMMISSION MAY AUTHORIZE, PURSUANT TO SECTION 6-105 OF THIS ARTICLE, THE TAKING, HOLDING OR ACQUIRING OF ALL OR ANY PART OF THE CAPITAL STOCK OF A GAS AND ELECTRIC COMPANY THAT OPERATES IN MARYLAND BY A STOCK CORPORATION OR A PUBLIC UTILITY WHICH IS NOT OF THE SAME CLASS AS THE GAS AND ELECTRIC COMPANY.

6-105.

(a)           In this section, “affiliate” has the meaning stated in § 7-501 of this article.

(b)           (1)           The General Assembly finds that:

                                (i)            existing legislation requires the approval by the Commission of the acquisition by one public service company of another public service company’s stocks and obligations, but does not require the Commission’s approval of these acquisitions by persons not engaged in the public utility business in the State; and

                                (ii)           an attempt by a person not engaged in the public utility business in the State to acquire the power to exercise any substantial influence over the policies and actions of a public service company that provides electricity or gas in the State could result in harm to the customers of the public service company, including the degradation of utility services, higher rates, weakened financial structure, and diminution of utility assets.

                (2)           The General Assembly declares that it is the policy of the State to regulate acquisitions by persons that are not engaged in the public utility business in the State of the power to exercise any substantial influence over the policies and actions of a public service company that provides electricity or gas in the State in order to prevent unnecessary and unwarranted harm to the customers of the public service company.

(c)           This section applies to the acquisition of an electric company, GAS AND ELECTRIC COMPANY, or a gas company that operates in Maryland.

(D)          (1)           A GAS AND ELECTRIC COMPANY SHALL, CONTEMPORANEOUSLY WITH A FILING BY THE COMPANY OR WITHIN TEN DAYS AFTER A RECEIPT BY THE COMPANY, PROVIDE THE COMMISSION WITH A COPY OF ANY DOCUMENT, FILED OR RECEIVED BY THE COMPANY, THAT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE FEDERAL ENERGY REGULATORY COMMISSION, THE NUCLEAR REGULATORY COMMISSION, THE DEPARTMENT OF JUSTICE OR THE FEDERAL TRADE COMMISSION, OR ANY SUCCESSOR AGENCIES, REGARDING THE ACQUISITION OF VOTING SECURITIES OF SUCH PUBLIC SERVICE COMPANY OR ANY COMPANY THAT OWNS OR CONTROLS SUCH COMPANY.

                (2)           THE COMMISSION SHALL PROVIDE THE COMPANY WITH THE SAME CONFIDENTIALITY AND OTHER PROTECTIONS PROVIDED BY THE FEDERAL AGENCY WHERE THE FILING WAS MADE.

[(d)] (E)  (1)           Without prior authorization from the Commission, a person may not acquire, directly or indirectly, the power to exercise any substantial influence over the policies and actions of an electric company, GAS AND ELECTRIC COMPANY, or gas company, if the person would become an affiliate of the electric company, GAS AND ELECTRIC COMPANY, or gas company as a result of the acquisition.

                (2)           IN THIS SUBSECTION A PERSON SHALL NOT HAVE ACQUIRED, DIRECTLY OR INDIRECTLY, THE POWER TO EXERCISE ANY SUBSTANTIAL

INFLUENCE OVER THE POLICIES AND ACTIONS OF A GAS AND ELECTRIC COMPANY IF THE PERSON:

                                (I)            AFTER ANY ACQUISITION OF VOTING INTERESTS OF A COMPANY THAT OWNS OR CONTROLS A GAS AND ELECTRIC COMPANY, DIRECTLY OR INDIRECTLY OWNS, CONTROLS OR HAS THE RIGHT TO VOTE, OR DIRECT THE VOTING OF NOT MORE THAN 20% OF THE OUTSTANDING VOTING INTERESTS OF A COMPANY THAT OWNS OR CONTROLS A GAS AND ELECTRIC COMPANY; AND

                                (II)           THE PERSON DOES NOT HAVE THE RIGHT TO DESIGNATE MORE THAN 20% OF THE BOARD OF DIRECTORS OR OTHER GOVERNING BODY OF A COMPANY THAT OWNS OR CONTROLS A GAS AND ELECTRIC COMPANY.

                (3)           PARAGRAPH (2) OF THIS SUBSECTION MAY NOT BE CONSTRUED TO APPLY TO THE ACQUISITION OF ANY VOTING INTERESTS OF A GAS AND ELECTRIC COMPANY.

                (4)           IF A PERSON WHICH ACQUIRES VOTING SECURITIES OF A COMPANY THAT OWNS OR CONTROLS A GAS AND ELECTRIC COMPANY AS CONTEMPLATED BY PARAGRAPH (2) OF THIS SUBSECTION THEREAFTER ACTUALLY EXERCISES SUBSTANTIAL INFLUENCE OVER THE POLICIES AND ACTIONS OF A GAS AND ELECTRIC COMPANY, THE COMMISSION MAY ORDER COMPLIANCE WITH AND TAKE SUCH ACTIONS AUTHORIZED BY OTHER PROVISIONS OF THIS ARTICLE WITH RESPECT TO THE GAS AND ELECTRIC COMPANY.

[(e)] (F)   An application for authorization under subsection (d) of this section must include detailed information regarding:

                (1)           the applicant’s identity and financial ability;

                (2)           the background of the key personnel associated with the applicant;

                (3)           the source and amounts of funds or other consideration to be used in the acquisition;

                (4)           the applicant’s compliance with federal law in carrying out the acquisition;

                (5)           whether the applicant or the key personnel associated with the applicant have violated any State or federal statutes regulating the activities of public service companies;

                (6)           all documents relating to the transaction giving rise to the application;

                (7)           the applicant’s experience in operating public service companies providing electricity;

                (8)           the applicant’s plan for operating the public service company;

                (9)           how the acquisition will serve the customers of the public service company in the public interest, convenience, and necessity; and

                (10)         any other information that the Commission may specify by regulation or order.

[(f)] (G)   (1)           The Commission promptly shall:

                                (i)            examine and investigate each application received under this section; and

                                (ii)           undertake any proceedings necessary or convenient to review the application in accordance with Title 3 of this article and issue an order concerning the acquisition.

                (2)           The Commission shall consider the following factors in considering an acquisition under this section:

                                (i)            the potential impact of the acquisition on rates and charges paid by customers and on the services and conditions of operation of the public service company;

                                (ii)           the potential impact of the acquisition on continuing investment needs for the maintenance of utility services, plant, and related infrastructure;

                                (iii)          the proposed capital structure that will result from the acquisition, including allocation of earnings from the public service company;

                                (iv)          the potential effects on employment by the public service company;

                                (v)           the projected allocation of any savings that are expected to the public service company between stockholders and rate payers;

                                (vi)          issues of reliability, quality of service, and quality of customer service;

                                (vii)         the potential impact of the acquisition on community investment;

                                (viii)        affiliate and cross-subsidization issues;

                                (ix)           the use or pledge of utility assets for the benefit of an affiliate;

                                (x)            jurisdictional and choice-of-law issues; [and]

                                (XI)         WHETHER IT IS NECESSARY TO REVISE THE COMMISSION’S RING FENCING AND CODE OF CONDUCT REGULATIONS IN LIGHT OF THE ACQUISITION; AND

                                [(xi)] (XII)               any other issues the Commission considers relevant to the assessment of acquisition in relation to the public interest, convenience, and necessity.

                (3)           (i)            If the Commission finds that the acquisition is consistent with the public interest, convenience, and necessity, including benefits and no harm to consumers, the Commission shall issue an order granting the application.

                                (ii)           The Commission may condition an order authorizing the acquisition on the applicant’s satisfactory performance or adherence to specific requirements.

                (4)           If the Commission does not find that the acquisition is consistent with the public interest, convenience, and necessity, including benefits and no harm to consumers, the Commission shall issue an order denying the application.

                (5)           The applicant bears the burden of showing that granting the acquisition is consistent with the public interest, convenience, and necessity, including benefits and no harm to consumers.

                (6)           THE COMMISSION SHALL ISSUE ITS ORDER WITH RESPECT TO THE APPLICATION NO LATER THAN 180 DAYS AFTER THE FILING OF THE APPLICATION FOR AUTHORIZATION.  FAILURE OF THE COMMISSION TO ISSUE AN ORDER WITHIN THE 180 DAY PERIOD SHALL BE DEEMED TO BE AN APPROVAL OF THE ACQUISITION BY THE COMMISSION, UNLESS THE COMMISSION FINDS, BASED ON GOOD CAUSE, THAT THE REVIEW PERIOD SHOULD BE EXTENDED 45 DAYS.

[(g)] (H)  Nothing in this section prohibits dissemination by any party of information concerning the acquisition if the dissemination does not otherwise conflict with federal or State law.

Chapter 5 of the Acts of the General Assembly of the Special Session of 2006,
as amended by Chapter 549 of the Acts of the General Assembly of 2007

[SECTION 5.  AND BE IT FURTHER ENACTED, That:

                The Public Service Commission shall:

                (1)           conduct hearings, including the use of any necessary outside experts and consultants, to reevaluate the general regulatory structure, agreements, orders, and other prior actions of the Public Service Commission under the Electric Customer Choice and Competition Act of 1999, including the determination of and allowances for stranded costs;

                (2)           provide to residential customers of the Baltimore Gas and Electric Company funds for mitigation of rate increases resulting from any adjustment, in favor of those customers, to allowances for stranded costs for assets that were transferred from Baltimore Gas and Electric Company to an affiliate; and

                (3)           require that any funds for mitigating rates for residential electric customers under item (2) of this subsection must be in the form of a nonbypassable credit on the customer’s bill, and may not be recovered subsequently from those customers in rates or otherwise.]

Chapter 549 of the Acts of the General Assembly of 2007

SECTION 2.  AND BE IT FURTHER ENACTED, That:

(a)           (1)           Notwithstanding the reporting dates established under [Section 5(b) and] Section 7(c) of Chapter 5 of the Acts of the General Assembly of the First Special Session of 2006 prior to the amendment of those sections by this Act, the Public Service Commission shall initiate new proceedings to review and evaluate the requirements under [Section 5(b) and] Section 7 of Chapter 5 of the Acts of the General Assembly of the First Special Session of 2006, as amended by this Act.

                (3)           The review and evaluation shall include any orders that were issued by the Commission relating to the requirements of [those sections Section 5 and] Section 7 of Chapter 5 of the Acts of the General Assembly of the Special Session of 2006, prior to the amendment of those sections by this Act and may include review and evaluation of the open record for any case pending before the Commission relating to the requirements of those sections.

Chapter 5 of the Acts of the General Assembly of the Special Session of 2006

SECTION 6.  AND BE IT FURTHER ENACTED, That:

(a)           Starting JUNE 1, 2008, [January 1, 2007,] the investor-owned electric company incorporated in Maryland whose parent is involved in a merger on the effective date of this Act shall determine and apply THE FOLLOWING residential electric credits AND SUSPENSIONS [totaling $38,661,980 each year] for THE SPECIFIED [a] periodS [of 10 years] to the bills of all residential electric customers of the electric company:[.]

[(b)          the credits shall be in the form of a nonbypassable credit OR SUSPENSION on a customer’s bill, derived as follows:]

(1)           for [a] THE period JUNE 1, 2010 TO DECEMBER 31, 2016, [of 10 years,] the electric company shall CEASE [suspect the] collectiNG [on of] the residential return component of the administrative charge collected by the electric company for providing standard offer service under § 7-501(c)(3) of the Public Utility Companies Article, which shall be deemed [a] AN ANNUAL CREDIT value of $20 million; [and]

(2)           for THE [a] period UNTIL DECEMBER 31, 2016, [of 10 years,] a credit of the $18,661,980 annual nuclear decommissioning charge collected, without otherwise disturbing the agreement approved by the Maryland Public Service Commission in Order No. 75757, to be imputed as IF depositED[s] in the Nuclear Decommissioning Trust Fund and to be credited against residential electric customer bills[.]; AND

(3)           A ONE TIME TOTAL CREDIT OF $187 MILLION TO BE DIVIDED INTO EQUAL DOLLAR AMOUNTS AND CREDITED AGAINST RESIDENTIAL ELECTRIC CUSTOMER BILLS NO LATER THAN DECEMBER 31, 2008.

(B[c])      The ANNUAL nuclear decommissioning charge OF $18,661,980 described in subsection (A[b])(2) of this section may not be altered during the [10-year] period of the (A)(2) credit, EXCEPT THAT FOR AMOUNTS COLLECTED AFTER JUNE 1, 2008 UNTIL DECEMBER 31, 2016 THE COMMISSION MAY AUTHORIZE A TRUE-UP BASED ON ACTUAL SALES VOLUMES ON A PROSPECTIVE BASIS ONLY AS PART OF AN ELECTRIC DISTRIBUTION BASE RATE CASE TO ENSURE THE ANNUAL COLLECTION OF $18,661,980.

(C)           THE ABOVE [R]residential electric customer credits AND SUSPENSIONS may not be recovered through electric rates.

(D)          SO LONG AS THE PROVISIONS OF SUBSECTIONS (A)(1), (A)(2), (B) AND (E) REMAIN IN FULL FORCE AND EFFECT AND ARE IMPLEMENTED BY THE COMMISSION IN ACCORDANCE WITH THEIR TERMS, RATEPAYERS SHALL NOT BEAR ANY FINANCIAL OBLIGATION WITH REGARD TO THE DECOMISSIONING OF CALVERT CLIFFS NUCLEAR POWER PLANT UNITS 1 AND 2 AND RELATED FACILITIES AND SHALL BE DEEMED TO HAVE PAID $520 MILLION IN 1993 DOLLARS IN ACCORDANCE WITH THE AGREEMENT APPROVED BY THE MARYLAND PUBLIC SERVICE COMMISSION IN ORDER NO. 75757 AND ALL NUCLEAR DECOMMISSIONING RIGHTS AND OBLIGATIONS IN ACCORDANCE WITH THE AGREEMENT APPROVED BY THE MARYLAND PUBLIC SERVICE COMMISSION IN ORDER NO. 75757 SHALL BE DEEMED FULLY EXTINGUISHED AND SATISFIED.

(E)           THE RESIDENTIAL RETURN COMPONENT OF THE ADMINISTRATIVE CHARGE FOR PROVIDING STANDARD OFFER SERVICE UNDER § 7-501(C)(3) OF THE PUBLIC UTILITY COMPANIES ARTICLE SHALL BE IN ACCORDANCE WITH ORDER NO. 78400 FOR THE PERIOD JUNE 1, 2008 TO MAY 31, 2010.

(F)           UNTIL NEW BASE RATES BECOME EFFECTIVE PURSUANT TO THE NEXT ELECTRIC DISTRIBUTION RATE CASE FOR AN INVESTOR-OWNED GAS AND ELECTRIC COMPANY INCORPORATED IN MARYLAND, ANY SUCH GAS AND ELECTRIC COMPANY SHALL IMPLEMENT THE COMMISSION STAFF’S RECOMMENDED DEPRECIATION ACCRUALS SET FORTH ON SCHEDULE A TO THE SETTLEMENT AGREEMENT BY AND AMONG SUCH GAS AND ELECTRIC COMPANY AND THE COMMISSION, AMONG OTHER PARTIES, DATED ON OR ABOUT MARCH 27, 2008.

SECTION 2.  AND BE IT FURTHER ENACTED, That the Public Service Commission shall review its regulations regarding ring fencing and code of conduct for electric companies, gas companies and gas and electric companies operating in Maryland.

SECTION 3. AND BE IT FURTHER ENACTED, That, notwithstanding the provisions of Article 1, § 23 of the Annotated Code of Maryland, the provisions of this Act are not severable, and if any provision of this Act or the application thereof to any person or circumstance is held invalid for any reason in a court of competent jurisdiction, no other provision or application of this Act may be given effect.

SECTION 4.  AND BE IT FURTHER ENACTED, That this Act shall take effect June 1, 2008.

Exhibit B

SB 997 (in its form as of the day prior to the date of the 2008 Settlement Agreement)

HB 1600 (in its form as of day prior to the date of the 2008 Settlement Agreement)

Exhibit C

[Caption]

ORDER AND STIPULATED JUDGMENT

                This matter is before the Court on the Joint Motion of all plaintiffs and defendants for the entry of a stipulated judgment.

                WHEREAS on February 29, 2008, the State of Maryland filed a Complaint for Declaratory Judgment in the Circuit Court for Baltimore City (Case No. 24C08001529), naming as defendants Constellation Energy Group, Inc.,  Baltimore Gas and Electric Company, and Calvert Cliffs Nuclear Power Plant, Inc.;

                WHEREAS on March 3, 2008, plaintiffs Baltimore Gas and Electric Company and Calvert Cliffs Nuclear Power Plant, Inc. filed a Complaint for Declaratory and Injunctive Relief in this action, naming as defendants the Speaker of the Maryland House of Delegates, the President of the Maryland Senate, the Governor of the State of Maryland, the Attorney General of the State of Maryland, and the Chairman and Commissioners of the Maryland Public Service Commission, all in their official capacities (collectively, the “Parties”);

                WHEREAS the Parties, together with Constellation Energy Group, Inc. (collectively, the “Settling Parties”), have entered into a Settlement Agreement dated March     , 2008, resolving all issues in both actions, as well as other disputes between them (the “2008 Settlement Agreement”);

                WHEREAS under the 2008 Settlement Agreement,  the Settling Parties mutually release one another and their affiliates, successors, assigns, attorneys, representatives, directors, officers, employees, and agents (collectively, the “Released Parties”) from any and all claims relating to the settlement agreement as approved in Maryland Public Service Commission Order No. 75757

(the “1999 Settlement Agreement”) that have been or could have been brought by or against any Released Party through and up to the date of the 2008 Settlement Agreement, including all claims that were or could have been brought in the pending litigation referenced hereinabove;

                WHEREAS the 2008 Settlement Agreement provides, and the Settling Parties agree, that all pending cases and investigations relating to the terms and implementation of the 1999 Settlement Agreement by Baltimore Gas and Electric Company, Constellation Energy Group, Inc., or their respective affiliates are satisfied and fully released as a result of the 2008 Settlement Agreement;

                                Now, therefore, upon the joint motion of the Parties and the showing of the Parties in support thereof, the Court Finds and Orders as follows:

                1.             The terms of the 1999 Settlement Agreement and the 2008 Settlement Agreement collectively are final and binding, subject only to the provisions of the Required Legislation (as such term is defined in the 2008 Settlement Agreement).

                2.             This Order and Stipulated Judgment constitutes a final, nonappealable judgment of the Court and operates to resolve all the claims that have been, or could have been, brought in this case against the Settling Parties or their affiliates, successors, assigns, attorneys, representatives, directors, officers, employees, and agents.

                3.             This case is hereby dismissed with prejudice, with each party to bear its own costs and fees.

SO ORDERED:

Date:	[Signature line for Judge]